GENWORTH FINANCIAL ASSET MANAGEMENT FUNDS

Genworth Financial Contra Fund

Supplement dated October 9, 2009 to the
Prospectus dated January 30, 2009

Expense Limitation Agreement: The Fund’s investment advisor, Genworth Financial Wealth Management, Inc. (“GFWM”), has entered into an Expense Waiver and Reimbursement Agreement in order to limit the Fund’s Net Annual Fund Operating Expenses to 1.75%. Previously, the arrangement to limit the Fund’s annual expense ratio to 1.75% was voluntary and could have been discontinued by GFWM at any time. The new agreement is effective October 1, 2009 through January 31, 2011, and may be continued thereafter.

Under the agreement, GFWM has agreed to waive its advisory fees and/or pay Fund expenses to the extent necessary to ensure that the Fund’s Net Annual Fund Operating Expenses (excluding any taxes, interest, brokerage fees, securities lending expense offset amounts, acquired fund fees and expenses, and non-routine expenses) do not exceed 1.75% of the Fund’s average daily net assets. GFWM may be reimbursed by the Fund for fees waived and expenses paid for up to three years from the end of the fiscal year in which the fees were waived or expenses paid, provided the reimbursement will not cause the Fund’s Net Annual Fund Operating Expenses to exceed the annual 1.75% limit.

Please retain this Supplement with your Prospectus for future reference.

GENWORTH FINANCIAL ASSET MANAGEMENT FUNDS

Genworth Financial Contra Fund

     Supplement dated October 9, 2009 to the
Statement of Additional Information dated January 30, 2009

The Fund’s investment advisor, Genworth Financial Wealth Management, Inc. (“GFWM”), has entered into an Expense Waiver and Reimbursement Agreement in order to limit the Fund’s Net Annual Fund Operating Expenses to 1.75%. Previously, the arrangement to limit the Fund’s annual expense ratio to 1.75% was voluntary and could have been discontinued by GFWM at any time. The new agreement is effective October 1, 2009 through January 31, 2011, and may be continued thereafter. The Fund’s Statement of Additional Information is therefore revised as follows:

1. The following is added immediately beneath the third paragraph on page 21 in the “Management of the Fund—Investment Advisor and Sub-Advisor” section:

      Effective October 1, 2009, GFWM has entered into an Expense Waiver and Reimbursement Agreement with the Trust on behalf of the Fund that is in place through January 30, 2011, and may be continued thereafter. Under the Agreement, GFWM has agreed to waive its fees and/or pay Fund expenses to the extent necessary to ensure that the Net Annual Fund Operating Expenses (excluding any taxes, interest, brokerage fees, securities lending expense offset amounts, acquired fund fees and expenses, and non-routine expenses) do not exceed 1.75% of the Fund’s average daily net assets. If the Fund’s expense level would fall below the 1.75% annual limit, the Agreement provides that the Fund may maintain expenses at the limit so that GFWM may be reimbursed by the Fund for fees previously waived and expenses previously pay for up to three years from the end of the fiscal year in which the fees were waived or expenses paid, provided the reimbursement will not cause the Fund’s Net Annual Fund Operating Expenses to exceed the 1.75% limit.

2. The following footnote replaces the footnote after the fourth paragraph on page 21 in the “Management of the Fund—Investment Advisor and Sub-Advisor” section:

     *For the periods shown, GFWM voluntarily limited the Fund’s annual operating expenses to 1.75%. For the fiscal years ended September 30, 2008, 2007 and 2006, respectively, GFWM waived $88,248, $333,359 and $186,966 of its fees and, in the year ended September 30, 2006, also paid $162,367 of the Fund’s operating expenses. Effective October 1, 2009, the voluntary expense limitation arrangement has been discontinued in connection with the commencement of the Expense Waiver and Reimbursement Agreement described above.

     Please retain this Supplement with your Statement of Additional Information for future reference.